UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2007

EVCI CAREER COLLEGES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-14827	06-1488212
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701
(Address of principal executive offices)

Registrant’s telephone number, including area code (914) 623-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Amendment No. 1 to the Report on Form 8-K, filed by EVCI Career Colleges Holding Corp. on December 31, 2007, is to file the Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.*	Description of Exhibit

10.1	Loan Agreement, dated December 31, 2007, between ComVest Investment Partners III, L.P. and EVCI Career Colleges Holding Corp.

10.2	Promissory Note, dated December 31, 2007, in the principal amount of $700,000.

10.3
Guaranty Agreement, dated December 31, 2007, made by Technical Career Institutes, Inc., Pennsylvania School of Business, Inc., Interboro Institute, Inc. and Interboro Holding, Inc. in favor of ComVest Investment Partners III, L.P.

10.4	Revolving Credit Agreement, dated December 31, 2007, among ComVest Investment Partners III, L.P., Technical Career Institutes, Inc., and Pennsylvania School of Business, Inc.

10.5	Revolving Credit Note, dated December 31, 2007, in the principal amount of $2,850,000.

10.6	Guaranty Agreement, dated December 31, 2007, made by EVCI Career Colleges Holding Corp., Interboro Holding, Inc. and Interboro Institute, Inc. in favor of ComVest Investment Partners III, L.P.

10.7	Amendment No. One, dated December 31, 2007, to Warrant, issued May 23, 2007, between EVCI Career Colleges Holding Corp. and ComVest Investment Partners III, L.P.

10.8	Forbearance Agreement, dated December 31, 2007, among EVCI Career Colleges Holding Corp. and its Subsidiaries and ComVest Investment Partners III, L.P.

10.9	Form of Waiver and Consent dated December 31, 2007.

10.10
Indemnity Agreement and Release, dated December 31, 2007 by and among ComVest Investment Partners III, L.P., Technical Career Institutes, Inc., Pennsylvania School of Business, Inc., Interboro Institute, Inc., Interboro Holding, Inc. and Harris N.A.

* Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCI CAREER COLLEGES HOLDING CORP.

Dated: January 4, 2008	By:	/s/ Joseph D. Alperin
Name: Joseph D. Alperin
Title: General Counsel and
Vice President for Corporate Affairs

Exhibit Index

Exhibit No.*	Description of Exhibit

10.1	Loan Agreement, dated December 31, 2007, between ComVest Investment Partners III, L.P. and EVCI Career Colleges Holding Corp.

10.2	Promissory Note, dated December 31, 2007, in the principal amount of $700,000.

10.3
Guaranty Agreement, dated December 31, 2007, made by Technical Career Institutes, Inc., Pennsylvania School of Business, Inc., Interboro Institute, Inc. and Interboro Holding, Inc. in favor of ComVest Investment Partners III, L.P.

10.4	Revolving Credit Agreement, dated December 31, 2007, among ComVest Investment Partners III, L.P., Technical Career Institutes, Inc., and Pennsylvania School of Business, Inc.

10.5	Revolving Credit Note, dated December 31, 2007, in the principal amount of $2,850,000.

10.6	Guaranty Agreement, dated December 31, 2007, made by EVCI Career Colleges Holding Corp., Interboro Holding, Inc. and Interboro Institute, Inc. in favor of ComVest Investment Partners III, L.P.

10.7	Amendment No. One, dated December 31, 2007, to Warrant, issued May 23, 2007, between EVCI Career Colleges Holding Corp. and ComVest Investment Partners III, L.P.

10.8	Forbearance Agreement, dated December 31, 2007, among EVCI Career Colleges Holding Corp and its Subsidiaries and ComVest Investment Partners III, L.P.

10.9	Form of Waiver and Consent dated December 31, 2007.

10.10
Indemnity Agreement and Release, dated December 31, 2007 by and among ComVest Investment Partners III, L.P., Technical Career Institutes, Inc., Pennsylvania School of Business, Inc., Interboro Institute, Inc., Interboro Holding, Inc. and Harris N.A.

* Filed herewith.